UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2024

Date of reporting period:	March 1 , 2023 – February 29, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam INVESTMENTS
A Franklin Templeton Company

Putnam Small Cap Value Fund

Annual report
2 | 29 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Annual report
2 | 29 | 24

Message from the Trustees

April 8, 2024

Dear Fellow Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also excited to welcome Jane E. Trust as an interested trustee to your Board of Trustees. Ms. Trust contributes over 30 years of investment management experience to The Putnam Funds, and has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 6–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, an LSEG company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/24. See above and pages 6–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Small Cap Value Fund

How was the market environment for U.S. small-cap value stocks during the 12 months ended February 29, 2024?

Overall, it was a choppy year for small-cap value stocks. While it is not evident from the 5.61% return of the benchmark, there was quite a bit of turbulence over the 12-month period. Stock market performance fluctuated as investors closely monitored inflation data, economic growth, and Federal Reserve policy. A big concern was whether the Fed could manage a soft landing for the economy — that is, raise interest rates just enough to keep inflation in check while also avoiding a recession. So far, the Fed has managed to do so, but uncertainty remains. Investors’ focus on macroeconomic issues caused volatility for the benchmark, but helped the fund’s performance as we focused on individual companies and stocks. This stock-focused approach, which is a key tenet of our investment process, helped the fund outperform its benchmark.

How did the fund perform during the reporting period?

For the 12 months ended February 29, 2024, the fund’s class A shares returned 9.70%, outperforming the fund’s benchmark, the

Small Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/29/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/24. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

Russell 2000 Value Index, which returned 5.61%. Strong stock selection was the primary driver of the fund’s outperformance for the period.

What stocks made the most significant contributions to fund performance for the period?

An overweight position in ImmunoGen, a biopharmaceutical company, was the top contributor to relative performance for the period. Its stock price advanced significantly, driven by the approval of Elahere, its treatment for ovarian cancer, which offers significant improvement in survival rates. Elahere is known as an antibody-drug conjugate, a treatment that can precisely target cancer cells. In the final month of the period, ImmunoGen was acquired by AbbVie, and it was no longer a portfolio holding at the close of the period.

Another portfolio highlight was Celestica, an electronics manufacturing services company that is not part of the fund’s benchmark. This stock, which had been largely overlooked by investors, surged in the period as analysts raised their estimates for 2024 earnings several times. Much of the stock’s advance was related to its enterprise computing business. Celestica manufactures servers that provide the computing power for certain artificial intelligence applications. After the stock’s strong rally, we trimmed the position to lock in profits.

What stocks detracted most from performance during the period?

IBEX, a business process outsourcing company that is not part of the fund’s benchmark, was the top detractor from the fund’s relative performance. The stock declined significantly as management lowered its guidance for 2024 earnings. This was largely due to a softening economy and concerns over macroeconomic weakness. This stock remained in the portfolio at period-end as we believe the company continues to execute well and has the potential to gain market share due to its AI-powered call center technology.

Another disappointment for the period was QuidelOrtho, a manufacturer of diagnostic health care and testing products. The stock, which is not in the fund’s benchmark index, struggled as earnings declined due to a significant drop-off in demand for testing of respiratory illnesses, such as Covid-19 and the flu. The stock remained in the portfolio at period-end as we believe low expectations have brought its valuation to a more reasonable level.

What is your outlook for the coming months?

In our view, the performance of stocks continues to be driven by a combination of concerns over a slowing economy and optimism that the Federal Reserve will begin cutting interest rates. Doubts remain about the Fed’s ability to manage a soft landing, and we have less confidence in the trajectory of the U.S. economy in the months ahead.

Thank you, Mike, for your time and insights today.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Small Cap Value Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2024, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or franklintempleton.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 2/29/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (4/13/99)
Before sales charge	9.11%	7.24%	9.75%	7.57%	9.70%
After sales charge	8.85	6.61	8.46	5.47	3.39
Class B (5/3/99)
Before CDSC	8.91	6.76	8.93	6.77	8.88
After CDSC	8.91	6.76	8.65	5.88	3.88
Class C (7/26/99)
Before CDSC	8.85	6.60	8.93	6.77	8.87
After CDSC	8.85	6.60	8.93	6.77	7.87
Class R (3/30/07)
Net asset value	8.83	6.97	9.49	7.30	9.40
Class R6 (11/1/13)
Net asset value	9.44	7.68	10.20	7.98	10.16
Class Y (1/3/01)
Net asset value	9.36	7.51	10.04	7.84	10.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Class C share performance reflects conversion to class A shares after eight years.

6 Small Cap Value Fund

Comparative annualized index returns For periods ended 2/29/24

	Life of fund	10 years	5 years	3 years	1 year
Russell 2000 Value Index	8.93%	6.55%	6.62%	2.49%	5.61%
Lipper Small-Cap Core Funds
category median*	9.25	7.26	8.12	4.21	8.97

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/24, there were 986, 950, 886, 653, and 163 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $19,230 and $18,943, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $19,620, $20,964 and $20,631, respectively.

Small Cap Value Fund 7

Fund price and distribution information For the 12-month period ended 2/29/24

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.082		—	$0.018	$0.062	$0.137	$0.110
Capital gains
Long-term gains	0.106		$0.106	0.106	0.106	0.106	0.106
Short-term gains	—		—	—	—	—	—
Total	$0.188		$0.106	$0.124	$0.168	$0.243	$0.216
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/23	$13.92	$14.77	$9.83	$9.72	$13.50	$14.94	$14.89
2/29/24	15.07	15.99	10.59	10.45	14.59	16.20	16.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (4/13/99)
Before sales charge	9.28%	7.55%	11.51%	7.17%	27.44%
After sales charge	9.02	6.92	10.20	5.07	20.12
Class B (5/3/99)
Before CDSC	9.09	7.07	10.68	6.39	26.47
After CDSC	9.09	7.07	10.41	5.50	21.47
Class C (7/26/99)
Before CDSC	9.02	6.91	10.69	6.39	26.55
After CDSC	9.02	6.91	10.69	6.39	25.55
Class R (3/30/07)
Net asset value	9.01	7.29	11.24	6.93	27.13
Class R6 (11/1/13)
Net asset value	9.61	8.00	11.97	7.60	27.94
Class Y (1/3/01)
Net asset value	9.54	7.82	11.77	7.44	27.74

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

8 Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/23*	1.17%	1.92%	1.92%	1.42%	0.78%	0.92%
Annualized expense ratio for the
six-month period ended 2/29/24†	1.17%	1.92%	1.92%	1.42%	0.78%	0.92%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/23 to 2/29/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.04	$9.90	$9.90	$7.33	$4.03	$4.76
Ending value (after expenses)	$1,077.60	$1,074.60	$1,073.20	$1,075.60	$1,080.00	$1,079.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

Small Cap Value Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/24, use the following calculation method. To find the value of your investment on 9/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.87	$9.62	$9.62	$7.12	$3.92	$4.62
Ending value (after expenses)	$1,019.05	$1,015.32	$1,015.32	$1,017.80	$1,020.98	$1,020.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

10 Small Cap Value Fund

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000® Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not  guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse,  or recommend  Putnam Investments  or Franklin Templeton, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Small Cap Value Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

12 Small Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Small Cap Value Fund 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investment Funds and Shareholders
of Putnam Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Small Cap Value Fund (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the four years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the four years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 6, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Small Cap Value Fund 15

The fund’s portfolio 2/29/24

COMMON STOCKS (99.1%)*	Shares	Value
Aerospace and defense (0.7%)
V2X, Inc. †	47,051	$1,811,464
		1,811,464
Automobile components (1.8%)
Dorman Products, Inc. †	31,200	2,939,664
Motorcar Parts of America, Inc. †	186,047	1,672,563
		4,612,227
Banks (16.4%)
Amalgamated Financial Corp.	96,500	2,227,220
Axos Financial, Inc. †	64,050	3,338,286
Bancorp, Inc. (The) †	103,300	4,611,312
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	71,850	2,147,597
Business First Bancshares, Inc.	78,600	1,764,570
Capital City Bank Group, Inc.	39,800	1,128,330
Coastal Financial Corp./WA † S	40,709	1,562,819
ConnectOne Bancorp, Inc.	106,824	2,114,047
First Foundation, Inc.	579,597	4,596,199
Five Star Bancorp	96,225	2,283,419
Metropolitan Bank Holding Corp. † S	58,514	2,294,334
Northrim BanCorp, Inc.	29,000	1,442,170
OFG Bancorp (Puerto Rico)	128,500	4,654,270
Origin Bancorp, Inc.	32,300	963,832
Peapack-Gladstone Financial Corp.	38,400	930,432
QCR Holdings, Inc.	42,391	2,416,287
Southern First Bancshares, Inc. †	23,446	772,546
UMB Financial Corp.	30,700	2,505,427
		41,753,097
Biotechnology (3.2%)
Ironwood Pharmaceuticals, Inc. †	137,861	1,300,029
MiMedx Group, Inc. †	338,088	2,758,798
Veracyte, Inc. † S	109,250	2,572,838
Xencor, Inc. †	71,300	1,636,335
		8,268,000
Building products (1.9%)
Janus International Group, Inc. †	187,841	2,695,518
JELD-WEN Holding, Inc. †	123,700	2,251,340
		4,946,858
Capital markets (1.2%)
Perella Weinberg Partners	222,250	3,035,935
		3,035,935
Chemicals (1.8%)
Olin Corp.	46,650	2,509,770
Tronox Holdings PLC S	146,447	2,152,771
		4,662,541
Commercial services and supplies (2.3%)
Deluxe Corp.	105,100	2,039,991
HNI Corp.	87,433	3,917,873
		5,957,864

16 Small Cap Value Fund

COMMON STOCKS (99.1%)* cont.	Shares	Value
Communications equipment (3.6%)
Aviat Networks, Inc. †	88,549	$3,142,604
NETGEAR, Inc. †	171,900	2,576,781
Ribbon Communications, Inc. †	1,136,800	3,399,032
		9,118,417
Construction and engineering (1.1%)
Granite Construction, Inc.	52,676	2,714,394
		2,714,394
Containers and packaging (0.7%)
Graphic Packaging Holding Co.	72,750	1,887,863
		1,887,863
Diversified consumer services (2.5%)
Perdoceo Education Corp.	169,400	3,017,014
Universal Technical Institute, Inc. †	225,512	3,391,700
		6,408,714
Diversified REITs (1.1%)
Alpine Income Property Trust, Inc. R S	175,778	2,743,895
		2,743,895
Electric utilities (2.1%)
ALLETE, Inc.	39,150	2,217,456
NRG Energy, Inc.	58,100	3,214,092
		5,431,548
Electronic equipment, instruments, and components (2.4%)
Benchmark Electronics, Inc.	89,000	2,733,190
Celestica, Inc. (Canada) †	18,487	786,252
Vishay Intertechnology, Inc.	116,100	2,525,175
		6,044,617
Energy equipment and services (3.8%)
Diamond Offshore Drilling, Inc. †	231,000	2,561,790
Helix Energy Solutions Group, Inc. †	223,050	2,007,450
Newpark Resources, Inc. †	576,700	3,708,181
Oceaneering International, Inc. †	74,515	1,472,416
		9,749,837
Entertainment (0.9%)
Lions Gate Entertainment Corp. Class A † S	226,078	2,195,217
		2,195,217
Financial services (1.8%)
NewtekOne, Inc.	151,713	1,750,768
Walker & Dunlop, Inc.	29,961	2,857,680
		4,608,448
Health care equipment and supplies (2.4%)
Haemonetics Corp. †	29,100	2,123,718
Integer Holdings Corp. †	22,300	2,459,467
QuidelOrtho Corp. †	34,750	1,584,600
		6,167,785
Health care providers and services (6.4%)
Aveanna Healthcare Holdings, Inc. † S	640,881	1,518,888
Brookdale Senior Living, Inc. †	635,007	3,632,240
DocGo, Inc. † S	665,900	2,710,213
ModivCare, Inc. †	65,156	1,826,974

Small Cap Value Fund 17

COMMON STOCKS (99.1%)* cont.	Shares	Value
Health care providers and services cont.
Option Care Health, Inc. †	69,850	$2,254,060
Quipt Home Medical Corp. † S	474,000	2,033,460
RadNet, Inc. †	65,685	2,486,834
		16,462,669
Health care REITs (0.9%)
Healthcare Realty Trust, Inc. R	160,300	2,208,934
		2,208,934
Hotel and resort REITs (2.0%)
Apple Hospitality REIT, Inc. R	164,600	2,648,414
RLJ Lodging Trust R	216,350	2,568,075
		5,216,489
Hotels, restaurants, and leisure (2.0%)
Aramark	77,050	2,336,927
Chuy’s Holdings, Inc. †	33,700	1,140,071
Dave & Buster’s Entertainment, Inc. † S	26,300	1,623,762
		5,100,760
Household durables (3.1%)
Cavco Industries, Inc. †	7,400	2,757,018
M/I Homes, Inc. †	17,150	2,177,879
Meritage Homes Corp.	9,550	1,505,653
Taylor Morrison Home Corp. †	24,350	1,378,454
		7,819,004
Insurance (3.4%)
Heritage Insurance Holdings, Inc. †	309,689	2,155,435
Horace Mann Educators Corp.	49,831	1,803,384
Kemper Corp.	41,050	2,353,397
Skyward Specialty Insurance Group, Inc. †	64,781	2,370,337
		8,682,553
Machinery (3.0%)
Chart Industries, Inc. † S	19,357	2,765,341
Columbus McKinnon Corp./NY	58,500	2,443,545
Hillman Solutions Corp. †	255,550	2,489,057
		7,697,943
Media (0.9%)
Gray Television, Inc.	407,750	2,381,260
		2,381,260
Metals and mining (1.5%)
Alamos Gold, Inc. Class A (Canada)	143,250	1,691,783
Schnitzer Steel Industries, Inc. Class A	104,900	2,072,824
		3,764,607
Mortgage real estate investment trusts (REITs) (3.8%)
AGNC Investment Corp. R	268,750	2,569,250
Ladder Capital Corp. R	173,353	1,873,946
MFA Financial, Inc. R	200,100	2,245,122
Rithm Capital Corp. R	282,750	3,065,010
		9,753,328
Multi-utilities (1.8%)
Algonquin Power & Utilities Corp. (Canada) S	354,000	2,070,900
Unitil Corp.	49,500	2,522,520
		4,593,420

18 Small Cap Value Fund

COMMON STOCKS (99.1%)* cont.	Shares	Value
Oil, gas, and consumable fuels (5.8%)
CNX Resources Corp. †	126,200	$2,643,890
Equitrans Midstream Corp.	144,450	1,544,171
Magnolia Oil & Gas Corp. Class A	113,425	2,572,479
Permian Resources Corp.	177,837	2,767,144
SM Energy Co.	59,900	2,621,823
Teekay Tankers, Ltd. Class A (Canada)	47,000	2,576,540
		14,726,047
Professional services (0.9%)
IBEX, Ltd. †	151,619	2,419,839
		2,419,839
Real estate management and development (0.4%)
LuxUrban Hotels, Inc. † S	494,827	1,147,999
		1,147,999
Semiconductors and semiconductor equipment (3.5%)
ACM Research, Inc. Class A †	99,419	3,074,035
Ichor Holdings, Ltd. †	58,889	2,520,449
SMART Global Holdings, Inc. †	149,750	3,185,183
		8,779,667
Specialty retail (1.6%)
Haverty Furniture Cos., Inc.	41,400	1,420,020
ODP Corp. (The) †	49,300	2,784,464
		4,204,484
Textiles, apparel, and luxury goods (1.3%)
Steven Madden, Ltd.	35,200	1,507,264
Unifi, Inc. † S	305,384	1,795,658
		3,302,922
Tobacco (1.1%)
Turning Point Brands, Inc.	106,450	2,693,185
		2,693,185
Trading companies and distributors (4.0%)
Beacon Roofing Supply, Inc. †	27,200	2,336,208
BlueLinx Holdings, Inc. †	19,400	2,460,890
Custom Truck One Source, Inc. †	395,150	2,536,863
Hudson Technologies, Inc. †	204,900	3,001,785
		10,335,746
Total common stocks (cost $234,506,056)		$253,409,577

SHORT-TERM INVESTMENTS (7.7%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 5.53% [d]	19,472,930	$19,472,930
Putnam Short Term Investment Fund Class P 5.51% L	239,879	239,879
Total short-term investments (cost $19,712,809)		$19,712,809

TOTAL INVESTMENTS
Total investments (cost $254,218,865)	$273,122,386

Small Cap Value Fund 19

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2023 through February 29, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $255,750,679.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,576,477	$—	$—
Consumer discretionary	31,448,111	—	—
Consumer staples	2,693,185	—	—
Energy	24,475,884	—	—
Financials	67,833,361	—	—
Health care	30,898,454	—	—
Industrials	35,884,108	—	—
Information technology	23,942,701	—	—
Materials	10,315,011	—	—
Real estate	11,317,317	—	—
Utilities	10,024,968	—	—
Total common stocks	253,409,577	—	—
Short-term investments	—	19,712,809	—
Totals by level	$253,409,577	$19,712,809	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

20 Small Cap Value Fund

Statement of assets and liabilities 2/29/24

ASSETS
Investment in securities, at value, including $17,608,286 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $234,506,056)	$253,409,577
Affiliated issuers (identified cost $19,712,809) (Note 5)	19,712,809
Dividends, interest and other receivables	384,133
Receivable for shares of the fund sold	126,658
Receivable for investments sold	10,232,036
Prepaid assets	32,101
Total assets	283,897,314

LIABILITIES
Payable to custodian	6,474
Payable for investments purchased	2,593,397
Payable for shares of the fund repurchased	5,632,383
Payable for compensation of Manager (Note 2)	127,627
Payable for custodian fees (Note 2)	13,432
Payable for investor servicing fees (Note 2)	75,438
Payable for Trustee compensation and expenses (Note 2)	75,882
Payable for administrative services (Note 2)	800
Payable for distribution fees (Note 2)	68,873
Collateral on securities loaned, at value (Note 1)	19,472,930
Other accrued expenses	79,399
Total liabilities	28,146,635

Net assets	$255,750,679

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$237,643,744
Total distributable earnings (Note 1)	18,106,935
Total — Representing net assets applicable to capital shares outstanding	$255,750,679

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($150,709,715 divided by 9,999,673 shares)	$15.07
Offering price per class A share (100/94.25 of $15.07)*	$15.99
Net asset value and offering price per class B share ($64,622 divided by 6,104 shares)**	$10.59
Net asset value and offering price per class C share ($6,888,952 divided by 659,183 shares)**	$10.45
Net asset value, offering price and redemption price per class R share
($1,037,788 divided by 71,111 shares)	$14.59
Net asset value, offering price and redemption price per class R6 share
($19,955,216 divided by 1,231,779 shares)	$16.20
Net asset value, offering price and redemption price per class Y share
($77,094,386 divided by 4,774,215 shares)	$16.15

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 21

Statement of operations Year ended 2/29/24

INVESTMENT INCOME
Dividends (net of foreign tax of $32,245)	$4,874,959
Interest (including interest income of $71,932 from investments in affiliated issuers) (Note 5)	71,932
Securities lending (net of expenses) (Notes 1 and 5)	154,651
Total investment income	5,101,542

EXPENSES
Compensation of Manager (Note 2)	1,566,003
Investor servicing fees (Note 2)	461,976
Custodian fees (Note 2)	28,498
Trustee compensation and expenses (Note 2)	11,289
Distribution fees (Note 2)	429,675
Administrative services (Note 2)	7,882
Other	237,882
Total expenses	2,743,205
Expense reduction (Note 2)	(4,898)
Net expenses	2,738,307

Net investment income	2,363,235

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	414,701
Written options (Note 1)	230,506
Total net realized gain	645,207
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	19,349,082
Total change in net unrealized appreciation	19,349,082

Net gain on investments	19,994,289

Net increase in net assets resulting from operations	$22,357,524

The accompanying notes are an integral part of these financial statements.

22 Small Cap Value Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/29/24	Year ended 2/28/23
Operations
Net investment income	$2,363,235	$944,526
Net realized gain on investments
and foreign currency transactions	645,207	27,522,415
Change in net unrealized appreciation (depreciation)
of investments	19,349,082	(42,936,546)
Net increase (decrease) in net assets resulting
from operations	22,357,524	(14,469,605)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(830,902)	(456,171)
Class C	(11,987)	—
Class R	(4,574)	—
Class R6	(229,293)	(157,748)
Class Y	(536,151)	(540,054)
From capital gain on investments
Net realized long-term gain on investments
Class A	(1,074,176)	(10,366,706)
Class B	(764)	(27,996)
Class C	(70,592)	(785,986)
Class R	(7,820)	(57,352)
Class R6	(177,409)	(1,551,691)
Class Y	(516,655)	(6,993,353)
Decrease from capital share transactions (Note 4)	(41,035,650)	(26,840,347)
Total decrease in net assets	(22,138,449)	(62,247,009)

NET ASSETS
Beginning of year	277,889,128	340,136,137
End of year	$255,750,679	$277,889,128

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 23

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
February 29, 2024	$13.92	.11	1.23	1.34	(.08)	(.11)	—	(.19)	$15.07	9.70	$150,710	1.18	.84	83
February 28, 2023	15.59	.03	(.63)	(.60)	(.05)	(1.02)	—	(1.07)	13.92	(3.47)	151,108	1.18[e]	.20	72
February 28, 2022	13.29	.02	2.31	2.33	(.03)	—	—	(.03)	15.59	17.55	164,411	1.15	.16	60
February 28, 2021	9.46	.07	3.86	3.93	(.06)	—	(.04)	(.10)	13.29	41.80	136,442	1.26	.73	113
February 29, 2020	10.63	.10	(1.12)	(1.02)	(.14)	—	(.01)	(.15)	9.46	(9.77)	110,135	1.23	.96	108
Class B
February 29, 2024	$9.83	.01	.86	.87	—	(.11)	—	(.11)	$10.59	8.88	$65	1.93	.11	83
February 28, 2023	11.38	(.04)	(.49)	(.53)	—	(1.02)	—	(1.02)	9.83	(4.13)	163	1.93[e]	(.41)	72
February 28, 2022	9.76	(.06)	1.68	1.62	—	—	—	—	11.38	16.60	649	1.90	(.57)	60
February 28, 2021	6.97	—[d]	2.84	2.84	(.03)	—	(.02)	(.05)	9.76	40.77	879	2.01	.03	113
February 29, 2020	7.87	.02	(.83)	(.81)	(.08)	—	(.01)	(.09)	6.97	(10.47)	977	1.98	.24	108
Class C
February 29, 2024	$9.72	.01	.85	.86	(.02)	(.11)	—	(.13)	$10.45	8.87	$6,889	1.93	.10	83
February 28, 2023	11.27	(.06)	(.47)	(.53)	—	(1.02)	—	(1.02)	9.72	(4.17)	8,035	1.93[e]	(.54)	72
February 28, 2022	9.66	(.06)	1.67	1.61	—	—	—	—	11.27	16.67	9,036	1.90	(.58)	60
February 28, 2021	6.93	(.01)	2.81	2.80	(.04)	—	(.03)	(.07)	9.66	40.70	10,969	2.01	(.11)	113
February 29, 2020	7.83	.02	(.82)	(.80)	(.09)	—	(.01)	(.10)	6.93	(10.43)	6,905	1.98	.22	108
Class R
February 29, 2024	$13.50	.07	1.19	1.26	(.06)	(.11)	—	(.17)	$14.59	9.40	$1,038	1.43	.56	83
February 28, 2023	15.14	(.01)	(.61)	(.62)	—	(1.02)	—	(1.02)	13.50	(3.69)	865	1.43[e]	(.06)	72
February 28, 2022	12.91	(.01)	2.24	2.23	—	—	—	—	15.14	17.27	1,029	1.40	(.08)	60
February 28, 2021	9.19	.04	3.76	3.80	(.05)	—	(.03)	(.08)	12.91	41.50	1,015	1.51	.46	113
February 29, 2020	10.34	.07	(1.09)	(1.02)	(.12)	—	(.01)	(.13)	9.19	(10.02)	734	1.48	.72	108
Class R6
February 29, 2024	$14.94	.18	1.33	1.51	(.14)	(.11)	—	(.25)	$16.20	10.16	$19,955.78		1.23	83
February 28, 2023	16.65	.09	(.68)	(.59)	(.10)	(1.02)	—	(1.12)	14.94	(3.11)	23,585	.79[e]	.60	72
February 28, 2022	14.19	.09	2.46	2.55	(.09)	—	—	(.09)	16.65	17.97	26,901.76		.55	60
February 28, 2021	10.08	.11	4.14	4.25	(.08)	—	(.06)	(.14)	14.19	42.51	20,843.83		1.14	113
February 29, 2020	11.32	.16	(1.21)	(1.05)	(.18)	—	(.01)	(.19)	10.08	(9.42)	14,260.80		1.43	108
Class Y
February 29, 2024	$14.89	.16	1.32	1.48	(.11)	(.11)	—	(.22)	$16.15	10.01	$77,094.93		1.10	83
February 28, 2023	16.59	.07	(.67)	(.60)	(.08)	(1.02)	—	(1.10)	14.89	(3.22)	94,133	.93[e]	.48	72
February 28, 2022	14.15	.06	2.46	2.52	(.08)	—	—	(.08)	16.59	17.80	138,102.90		.35	60
February 28, 2021	10.06	.10	4.11	4.21	(.07)	—	(.05)	(.12)	14.15	42.14	39,403	1.01	1.00	113
February 29, 2020	11.28	.14	(1.19)	(1.05)	(.16)	—	(.01)	(.17)	10.06	(9.51)	41,335.98		1.23	108

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Value Fund	Small Cap Value Fund 25

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Includes one-time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Small Cap Value Fund

Notes to financial statements 2/29/24

Unless otherwise noted, the “reporting period” represents the period from March 1, 2023 through February 29, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2023, the index was composed of companies having market capitalizations of between approximately $4.0 million and $6.6 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 6 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Small Cap Value Fund 27

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

28 Small Cap Value Fund

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risk and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Small Cap Value Fund 29

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,472,930 and the value of securities loaned amounted to $19,034,276. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

30 Small Cap Value Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $22,051 to decrease undistributed net investment income and $22,051 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$36,910,460
Unrealized depreciation	(21,546,082)
Net unrealized appreciation	15,364,378
Undistributed ordinary income	170,544
Undistributed short-term gains	2,572,009
Cost for federal income tax purposes	$257,758,008

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.619% of the fund’s average net assets.

Small Cap Value Fund 31

Putnam Management has contractually agreed, through June 30, 2024 to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continued to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$278,115	Class R6	11,613
Class B	160	Class Y	156,825
Class C	13,412	Total	$461,976
Class R	1,851

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,898 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $235, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

32 Small Cap Value Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35	0.25%	$355,564
Class B	1.00	1.00%	816
Class C	1.00	1.00%	68,537
Class R	1.00	0.50%	4,758
Total			$429,675

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,520 from the sale of class A shares and received no monies and $180 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $72 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$210,944,545	$254,151,845
U.S. government securities (Long-term)	—	—
Total	$210,944,545	$254,151,845

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Small Cap Value Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class A	Shares	Amount	Shares	Amount
Shares sold	749,017	$10,442,853	966,662	$13,888,319
Shares issued in connection with
reinvestment of distributions	131,866	1,868,542	805,766	10,611,936
	880,883	12,311,395	1,772,428	24,500,255
Shares repurchased	(1,736,862)	(23,793,838)	(1,461,314)	(20,708,391)
Net increase (decrease)	(855,979)	$(11,482,443)	311,114	$3,791,864

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class B	Shares	Amount	Shares	Amount
Shares sold	786	$7,596	1,596	$16,187
Shares issued in connection with
reinvestment of distributions	77	764	3,006	27,989
	863	8,360	4,602	44,176
Shares repurchased	(11,303)	(109,800)	(45,076)	(462,368)
Net decrease	(10,440)	$(101,440)	(40,474)	$(418,192)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class C	Shares	Amount	Shares	Amount
Shares sold	97,156	$949,012	201,921	$2,137,505
Shares issued in connection with
reinvestment of distributions	8,376	82,422	85,224	784,909
	105,532	1,031,434	287,145	2,922,414
Shares repurchased	(273,073)	(2,568,082)	(262,024)	(2,687,268)
Net increase (decrease)	(167,541)	$(1,536,648)	25,121	$235,146

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class R	Shares	Amount	Shares	Amount
Shares sold	46,605	$642,877	17,217	$229,863
Shares issued in connection with
reinvestment of distributions	903	12,394	4,488	57,352
	47,508	655,271	21,705	287,215
Shares repurchased	(40,512)	(565,801)	(25,576)	(378,377)
Net increase (decrease)	6,996	$89,470	(3,871)	$(91,162)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23*
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	20	$342
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	20	342
Shares repurchased	—	—	(506)	(7,274)
Net decrease	—	$—	(486)	$(6,932)

34 Small Cap Value Fund

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	455,071	$6,567,135	245,258	$3,728,094
Shares issued in connection with
reinvestment of distributions	26,530	403,793	120,946	1,708,960
	481,601	6,970,928	366,204	5,437,054
Shares repurchased	(828,246)	(12,777,291)	(403,397)	(6,232,314)
Net decrease	(346,645)	$(5,806,363)	(37,193)	$(795,260)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,226,302	$18,122,436	3,387,633	$52,707,348
Shares issued in connection with
reinvestment of distributions	69,192	1,050,341	534,105	7,520,202
	1,295,494	19,172,777	3,921,738	60,227,550
Shares repurchased	(2,842,938)	(41,371,003)	(5,922,521)	(89,783,361)
Net decrease	(1,547,444)	$(22,198,226)	(2,000,783)	$(29,555,811)

* Effective July 5, 2022, the fund terminated its class R5 shares.

At the close of the reporting period, a shareholder of record owned 6.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/23	cost	proceeds	income	of 2/29/24
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$23,894,405	$210,315,341	$214,736,816	$1,010,545	$19,472,930
Putnam Short Term
Investment Fund
Class P†	1,721,557	62,397,366	63,879,044	71,932	239,879
Total Short-term
investments	$25,615,962	$272,712,707	$278,615,860	$1,082,477	$19,712,809

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

† Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Value Fund 35

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(157,505)	$(157,505)
Total	$(157,505)	$(157,505)

36 Small Cap Value Fund

Federal tax information (Unaudited)

The fund designated 57.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 65.73%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $22,419 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

Small Cap Value Fund 37

Shareholder meeting results (Unaudited)

November 27, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
8,642,419	252,406	489,967

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
8,626,114	263,816	494,862

All tabulations are rounded to the nearest whole number.

38 Small Cap Value Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy*
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation .

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Director of Choice Bank, a private, community bank based in North Dakota. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Member of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

Small Cap Value Fund 39

George Putnam III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member of International Rescue Committee; Board Member of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

INTERESTED TRUSTEES

Robert L. Reynolds†

Born 1952, Trustee since 2008

Principal occupations during past five years: Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments' Board of Directors.

Other directorships: Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

Jane E. Trust‡

Born 1962, Trustee since 2024

Principal occupations during past five years: Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC ("FTFA") or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC ("Legg Mason & Co."). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.

Other directorships: None.

40 Small Cap Value Fund

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 29, 2024, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam family of funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Alan G. McCormack (Born 1964)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Head of Quantitative Equities and Risk,
Putnam Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Denere P. Poulack (Born 1968)
Since 2016	Assistant Vice President, Assistant Clerk,
Chief Compliance Officer, Putnam Management	and Assistant Treasurer
and Putnam Holdings	Since 2004

Michael J. Higgins (Born 1976)	Janet C. Smith (Born 1965)
Vice President, Treasurer, and Clerk	Vice President, Principal Financial Officer, Principal
Since 2010	Accounting Officer, and Assistant Treasurer
Since 2007
Jonathan S. Horwitz (Born 1955)	Head of Fund Administration Services, Putnam Holdings
Executive Vice President, Principal Executive Officer,	and Putnam Management
and Compliance Liaison
Since 2004	Stephen J. Tate (Born 1974)
Vice President and Chief Legal Officer
Kelley Hunt (Born 1984)	Since 2021
AML Compliance Officer	Deputy General Counsel, Franklin Templeton, and
Since 2023	Secretary, Putnam Holdings, Putnam Management, and
Manager, U.S. Financial Crime Compliance,	Putnam Retail Management
Franklin Templeton

Martin Lemaire (Born 1984)
Vice President and Derivatives Risk Manager
Since 2022
Risk Manager and Risk Analyst, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

Small Cap Value Fund 41

Fund information

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Barbara M. Baumann, Vice Chair	Principal Executive Officer,
100 Federal Street	Liaquat Ahamed	and Compliance Liaison
Boston, MA 02110	Katinka Domotorffy
	Catharine Bond Hill	Kelley Hunt
Investment Sub-Advisor	Jennifer Williams Murphy	AML Compliance Officer
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Martin Lemaire
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Derivatives Risk Manager
Marketing Services	Mona K. Sutphen
Putnam Retail Management	Jane E. Trust	Alan G. McCormack
Limited Partnership		Vice President and
100 Federal Street	Officers	Derivatives Risk Manager
Boston, MA 02110	Robert L. Reynolds
	President, The Putnam Funds	Denere P. Poulack
Custodian		Assistant Vice President,
State Street Bank	Kevin R. Blatchford	Assistant Clerk, and
and Trust Company	Vice President and	Assistant Treasurer
Assistant Treasurer
Legal Counsel		Janet C. Smith
Ropes & Gray LLP	James F. Clark	Vice President,
	Vice President and	Principal Financial Officer,
Independent Registered	Chief Compliance Officer	Principal Accounting Officer,
Public Accounting Firm		and Assistant Treasurer
PricewaterhouseCoopers LLP	Michael J. Higgins
	Vice President, Treasurer,	Stephen J. Tate
	and Clerk	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of the fund’s Quarterly Performance Summary, and the fund’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com or franklintempleton.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2024	$43,788	$ —	$5,814	$ —
February 28, 2023	$40,464	$ —	$5,382	$ —

For the fiscal years ended February 29, 2024 and February 28, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $670,177 and $298,802 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2024	$ —	$664,363	$ —	$ —
February 28, 2023	$ —	$293,420	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 25, 2024